SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2003

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 886-5600

Item 9.    Regulation FD Disclosure.

On September 12, 2003, the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the Third Supplement to the Disclosure Statement (the “Third Supplement”) filed by WorldCom, Inc. (“WorldCom”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”). The Third Supplement provides disclosure regarding the Debtors’ Second Amended Joint Plan of Reorganization (the “Second Amended Plan”), which reflects settlements with the holders of certain trade claims, subordinated debt claims and claims arising from certain transactions completed on or before the date of the merger of MCI Communications Corporation and WorldCom in September 1998. The Third Supplement is attached as Exhibit 99 hereto.

On September 19, 2003, the Debtors filed modifications to the Second Amended Plan with the Bankruptcy Court reflecting the Debtors’ agreement to provide a 5% recovery to the holders of the 13.5% series B redeemable exchangeable preferred stock of Intermedia Communications Inc.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 and Exhibit 99 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 and Exhibit 99 hereto will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Report and the Third Supplement filed as an exhibit hereto may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company’s bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management’s expectations include economic uncertainty; the effects of vigorous competition, including price competition; the impact of technological change on our business; alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company’s filings with the Securities and Exchange Commission (“SEC”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC.
(Registrant)

By:	/S/ ANASTASIA KELLY

Name:	Anastasia Kelly
Title:	Executive Vice President and General Counsel

Dated: September 22, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	Third Supplement to Debtors’ Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code*

*	This exhibit is furnished by WorldCom and is not “filed” for purposes of Section 18 of the Exchange Act. See Item 9. The copy of the Second Amended Plan included in this exhibit reproduces each provision of the Debtors’ Joint Plan of Reorganization that has been amended but does not indicate specific deletions and additions of text within those provisions. The specific deletions and additions indicated in the version filed with the Bankruptcy Court appeared in a format incompatible with the SEC’s EDGAR system. For the prior text of the amended provisions, see the Debtors’ Amended Joint Plan of Reorganization dated July 9, 2003 (the “July 9 Plan”), which is available on WorldCom’s Restructuring Information Desk at http://www.mci.com. The July 9 Plan is not incorporated by reference herein and is not “filed” for purposes of Section 18 of the Exchange Act.